Dreyfus
      Florida Intermediate
      Municipal Bond Fund

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                   Dreyfus Florida Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Florida Intermediate Municipal Bond Fund, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

In stark contrast to the stock market's overall dismal performance, tax-exempt bonds generally performed well in 2002. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of highly rated municipal bonds higher, and some tax-exempt bonds ended the year with yields approximating those of taxable U.S. Treasury securities.

Can municipal bonds continue to produce attractive total returns in 2003? No one can know for sure. With the fiscal condition of many states and municipalities deteriorating, we believe that sector allocation and security selection will be key in 2003, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the fund achieved a total return of 8.75% .(1) The Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 10.35% for the same period.(2) Additionally, the fund is reported in the Lipper Florida Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 7.75%.(3) The fund's benchmark is a broad-based measure of intermediate-maturity municipal bond performance. The Index is not geographically restricted and does not reflect any fees or expenses. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund and the municipal bond market benefited during the reporting period from a number of factors, including generally lower interest rates and rising investor demand for high-quality, fixed-income securities. The fund's return trailed that of its benchmark mainly because the Index does not take into account charges and expenses and because the Index can choose securities from a national pool while the fund is limited to Florida municipal bonds. However, we are pleased that the fund provided higher returns than its Lipper category average, which is composed of similar Florida-focused intermediate funds. We attribute the fund' s positive performance relative to its Lipper category average to strength among its core holdings of high-quality, intermediate-term municipal bonds.

What is the fund's investment approach?

The fund's objective is to seek as high a level of income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, the interest from which is exempt from the Florida intangible personal property tax. The fund is managed in the intermediate-maturity range, and its average maturity doesn't exceed 10 years. We also manage the fund for a competitive total return, which includes both
current    income    and    changes    in    share    price.

When pursuing these objectives, we first attempt to add value by selecting primarily investment-grade, intermediate-term, tax-exempt bonds from Florida issuers that we believe are most likely to provide the best yield. These bonds comprise the fund's long-term core position. We augment the core position with holdings in bonds that we believe have the potential to provide both current income and capital appreciation.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable market conditions during the reporting period, including declining interest rates and surging investor demand for relatively stable alternatives to a declining stock market. In addition, investor demand for high-quality investment alternatives was supported by non-economic factors, including concerns related to numerous corporate scandals and fears of possible war with Iraq. As demand for a relatively limited supply of tax-exempt securities increased, bond yields generally fell. Because most bond yields and prices move in opposite directions, these factors resulted in substantial levels of price appreciation, which boosted the fund's total return

When the reporting period began, the yield difference between short- and long-term tax-exempt securities was relatively wide. To take advantage of higher yields, we reduced the fund's holdings of shorter-term securities in favor of bonds with longer maturities. This strategy positioned the fund well as yield differences narrowed, and longer-term yields declined more sharply than short-term yields. In the context of an intermediate-term fund such as this one, longer term securities generally fell into the 10-year maturity range.

When purchasing new bonds, we typically favored securities selling either at face value or at a slight premium. Although this strategy involved giving up some yield, we believed it was a prudent course, because premium-priced bonds tend to hold their value more effectively during periods of market weakness. In addition to the benefits of capital appreciation from declining interest rates, the fund' s core holdings of high-quality, intermediate-term municipal bonds generated strong levels of current income, making us comfortable with the lower yielding, but more defensive, premium bonds.

Despite the municipal bond market's strength, 2002 was a generally difficult year for most states and municipalities, including Florida. A weak economy and falling stock market caused tax revenues to decline, resulting in budget deficits for the state government and many local bond issuers. Nonetheless, Florida's fiscal condition remains relatively strong, and the major independent credit rating agencies have maintained the state's ratings in the double-A range.

What is the fund's current strategy?

Because of seasonal factors related to Florida's intangible tax, we reduced the fund's weighted average maturity toward year-end. We expect to reextend the
fund's   average  weighted  maturity  in  January  by  redeploying  assets  to intermediate-term bonds in the 10- to 15-year range, where we believe the best values currently lie. However, because interest rates are currently near historical lows and municipal bonds rallied so strongly in 2002, we are proceeding cautiously, emphasizing high levels of credit quality and choosing new purchases carefully.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE


  PERIOD        Dreyfus            Lehman Brothers
            Florida Intermediate   7-Year Municipal
            Municipal Bond Fund    Bond Index *

 12/31/92       10,000             10,000
 12/31/93       11,283             11,044
 12/31/94       10,729             10,738
 12/31/95       12,229             12,257
 12/31/96       12,639             12,792
 12/31/97       13,442             13,773
 12/31/98       14,111             14,630
 12/31/99       13,947             14,609
 12/31/00       15,005             15,934
 12/31/01       15,662             16,759
 12/31/02       17,032             18,494


* Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Florida Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index

--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02


                    1 Year                   5 Years                  10 Years
--------------------------------------------------------------------------------

FUND                 8.75%                    4.85%                     5.47%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN FLORIDA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN FLORIDA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2002

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.7%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--89.9%

Alachua County Health Facilities Authority, Health
   Facilities Revenue (Shands Teaching Hospital)
   5.20%, 12/1/2007 (Insured; MBIA)                                                           1,700,000                1,921,901

Boynton Beach, Utility Systems Revenue
   5.375%, 11/1/2008 (Insured; FGIC)                                                          1,000,000                1,135,380

Brevard County Health Facilities Authority, Revenue

   (Holmes Regional Medical Center)
   5.30%, 10/1/2007 (Insured; MBIA)                                                           3,000,000                3,363,990

Brevard County Housing Finance Authority, MFHR
   (Windover Oaks) 6.90%, 2/1/2027                                                            2,000,000                2,235,200

Broward County

  Airport System Revenue:

      5.25%, 10/1/2011 (Insured; AMBAC)                                                       1,000,000                1,076,620

      5.375%, 10/1/2013 (Insured; MBIA)                                                       8,100,000                8,681,013

Broward County School Board, COP:

   5.375%, 7/1/2013 (Insured; FSA)                                                            4,370,000                4,916,643

   5.50%, 7/1/2014 (Insured; FSA)                                                             4,715,000                5,359,965

Broward County School District 5%, 2/15/2008                                                  5,810,000                6,485,471

Celebration Community Development District,
   Special Assessment 5.60%, 5/1/2004 (Insured; MBIA)                                           620,000                  640,491

Charlotte County, Utility Revenue
   5.40%, 10/1/2008 (Insured; FGIC)                                                           1,210,000                1,372,297

Clay County Housing Finance Authority, Revenue

   (Multi-County Program) 4.85%, 10/1/2011
   (Collateralized: FNMA & GNMA)                                                              1,525,000                1,595,531

Collier County, Capital Improvement Revenue:

   5.75%, 10/1/2006 (Insured; MBIA)                                                           1,985,000                2,169,526

   5.85%, 10/1/2007 (Insured; MBIA)                                                           2,105,000                2,304,301

Dade County:

  Aviation Revenue:

      6%, 10/1/2003 (Insured; MBIA)                                                           2,000,000                2,047,620

      6.15%, 10/1/2004 (Insured; MBIA)                                                        2,000,000                2,047,320

      (Miami International Airport)
         5.375%, 10/1/2010 (Insured; FSA)                                                     1,000,000                1,080,780

   Special Obligation Revenue:

      (Solid Waste System) 6%, 10/1/2006 (Insured; AMBAC)                                     2,565,000                2,933,308

      Zero Coupon, 10/1/2010 (Insured; AMBAC)                                                 6,825,000                5,101,551

   Water and Sewer Systems Revenue
      6.25%, 10/1/2011 (Insured; FGIC)                                                        2,115,000                2,560,292

Deerfield Beach, Water and Sewer Improvement Revenue

   6.125%, 10/1/2003 (Insured; FGIC)                                                            680,000                  702,535

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Board of Education:

  Capital Outlay (Public Education):

      5.50%, 6/1/2010                                                                         5,725,000                6,363,509

      5%, 6/1/2010                                                                            4,500,000                5,006,700

      5.375%, 6/1/2017                                                                        3,000,000                3,312,240

      5.50%, 6/1/2018                                                                         5,000,000                5,478,900

   Lottery Revenue 5.25%, 7/1/2018 (Insured; FGIC)                                            2,500,000                2,732,050

Florida Department of Environmental Protection, Revenue:

   5.75%, 7/1/2009 (Insured; FGIC)                                                            5,100,000                5,930,841

   (Florida Forever) 5.25%, 7/1/2010 (Insured; FGIC)                                          3,580,000                4,060,830

Florida Municipal Loan Council, Revenue
   (North Miami Beach Water)

   5.375%, 8/1/2018 (Insured; MBIA)                                                           1,990,000                2,198,652

Florida Municipal Power Agency, Revenue
   (Stanton II) 5.50%, 10/1/2015 (Insured; AMBAC)                                             3,635,000                4,132,741

Florida Ports Financing Commission, Revenue

   (Transportation Trust Fund--Intermodal Program)
   5.50%, 10/1/2016                                                                           1,745,000                1,878,999

Fort Myers, Improvement Revenue
   (Special Assessment--Geo Area 24)

   7.05%, 7/1/2005 (Prerefunded 7/1/2003)                                                       905,000  (a)             929,254

Halifax Hospital Medical Center, HR
   5%, 10/1/2010 (Insured; MBIA)                                                              1,750,000                1,932,123

Hialeah Gardens, IDR (Waterford Convalescent)
   7.875%, 12/1/2007                                                                            615,000                  630,892

Hillsborough County, Utility Revenue:

   Zero Coupon, 8/1/2006 (Insured; MBIA)                                                      5,000,000                4,627,550

   5.50%, 8/1/2011 (Insured; AMBAC)                                                           2,000,000                2,303,260

   5.50%, 8/1/2014 (Insured; AMBAC)                                                           3,205,000                3,709,980

Hillsborough County School Board, COP
   5%, 7/1/2016 (Insured; MBIA)                                                               2,625,000                2,784,049

Hillsborough County School District, Sales Tax Revenue

   5.375%, 10/1/2014 (Insured; AMBAC)                                                         1,500,000                1,686,015

Indian Trace Community Development District

   (Water Management--Special Benefit)
   5.375%, 5/1/2005 (Insured; MBIA)                                                           2,265,000                2,461,761

Jacksonville, Guaranteed Entitlement Revenue:

  (Refunding & Improvement):

      5.375%, 10/1/2015 (Insured; FGIC)                                                       2,870,000                3,231,505

      5.375%, 10/1/2016 (Insured; FGIC)                                                       3,080,000                3,438,728


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Jacksonville, Sales Tax Revenue:

   5.50%, 10/1/2014 (Insured; AMBAC)                                                          1,500,000                1,701,120

   5.50%, 10/1/2015 (Insured; AMBAC)                                                          1,500,000                1,690,005

   (River City Renaissance Project)
      5.125%, 10/1/2018 (Insured; FGIC)                                                       2,500,000                2,588,500

Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)                                                  1,000,000                1,111,410

Lakeland, Electric and Water Revenue 5.90%, 10/1/2007                                         2,385,000                2,770,917

Lee County, Transportation Facilities Revenue

   5.50%, 10/1/2015 (Insured; AMBAC)                                                          2,500,000                2,816,675

Martin County, Utility System Revenue:

   5.50%, 10/1/2011 (Insured; FGIC)                                                           1,000,000                1,153,480

   5.50%, 10/1/2012 (Insured; FGIC)                                                           1,065,000                1,234,069

   5.50%, 10/1/2013 (Insured; FGIC)                                                           1,485,000                1,724,085

Miami:

   5.80%, 12/1/2005 (Insured; FGIC)                                                           1,340,000                1,496,606

   Homeland Defense/Neighborhood

      5.50%, 1/1/2016 (Insured; MBIA)                                                         7,495,000                8,376,787

Miami-Dade County, Public Service Tax Revenue
   (Umsa Public Improvements)

   5.50%, 4/1/2016 (Insured; AMBAC)                                                           2,190,000                2,462,480

Miami-Dade County School Board, COP
   5.25%, 8/1/2008 (Insured; AMBAC)                                                           2,500,000                2,824,275

Miami-Dade County School District 5
   5.375%, 8/1/2013 (Insured; FSA)                                                            2,000,000                2,303,980

Northern Palm Beach County Improvement District

   (Water Control & Improvement Unit Development)
   5.75%, 8/1/2014                                                                            1,085,000                1,124,353

Orange County, Tourist Development Tax Revenue:

   5.50%, 10/1/2011 (Insured; AMBAC)                                                          3,030,000                3,441,050

   5%, 10/1/2015 (Insured; AMBAC)                                                             1,010,000                1,075,014

Orange County Health Facilities Authority, HR
   (Orlando Regional Healthcare) 6.25%, 10/1/2011
   (Insured; MBIA, Escrowed to Maturity)                                                      1,770,000                2,145,930

Orlando Utilities Commission, Water and Electric Revenue:

   5.75%, 10/1/2005                                                                           2,000,000                2,219,800

   5.80%, 10/1/2006                                                                           6,030,000                6,862,321

   5.80%, 10/1/2007                                                                           1,175,000                1,356,773

Osceola County Industrial Development Authority, Revenue
   (Community Provider Pooled Loan Program) 8%, 7/1/2004                                      1,335,000                1,356,252

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Palm Beach County:

   Criminal Justice Facilities Revenue
      5.375%, 6/1/2010 (Insured; FGIC)                                                        1,825,000                2,084,260

   (Land Acquisition Program) 5.375%, 6/1/2014                                                1,000,000                1,121,770

   Public Improvement Revenue (Convention Center

      Project) 5.50%, 11/1/2013 (Insured; FGIC)                                               1,785,000                2,036,685

Palm Beach County School Board, COP:

   5%, 8/1/2011 (Insured; FSA)                                                                1,450,000  (b)           1,616,387

   6%, 8/1/2016 (Insured; FGIC, Prerefunded 8/1/2010)                                         4,000,000  (a)           4,788,240

   5.50%, 8/1/2018 (Insured; FSA)                                                             4,910,000                5,456,237

Palm Beach County Solid Waste Authority, Revenue

   5.50%, 10/1/2006 (Insured; AMBAC)                                                          3,000,000                3,376,860

Plantation, Revenue (Public Improvement Projects)
   5.375%, 8/15/2011 (Insured; FSA)                                                           5,370,000                6,136,781

Seacoast Utility Authority, Water and Sewer
   Utility Systems Revenue

   5.25%, 3/1/2011 (Insured; FGIC)                                                            4,010,000                4,527,931

Sunrise, Public Facilities Revenue
   6.20%, 10/1/2004 (Insured; MBIA)                                                           1,000,000                1,024,150

Tampa, Revenue:

  (Alleghany Health Systems--Saint Mary's)

      5.75%, 12/1/2007 (Insured; MBIA)                                                        2,750,000                2,889,397

   Cigarette Tax Allocation (H Lee Moffitt Cancer)

      5%, 3/1/2008 (Insured; AMBAC)                                                           2,000,000                2,233,360

Tampa Bay, Water Utility Systems Revenue
   5.125%, 10/1/2015 (Insured; FGIC)                                                          3,205,000                3,450,695

Volusia County Educational Facility Authority, Revenue

  (Embry-Riddle Aeronautical University)

   6.10%, 10/15/2003 (Insured; College
   Construction Loan Insurance Association)                                                   1,000,000                1,024,100

Volusia County School Board, Sales Tax Revenue
   5.375%, 10/1/2015 (Insured; FSA)                                                           4,000,000                4,503,840

Volusia County Special Assessment
   (Bethune Beach Wastewater Project)

   6.875%, 7/1/2005                                                                             320,000                  337,690

U.S. RELATED--5.8%

Children's Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013 (Prerefunded 7/1/2010)                                                     1,000,000  (a)           1,174,300

   5.75%, 7/1/2014 (Prerefunded 7/1/2010)                                                     3,000,000  (a)           3,522,900


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Commonwealth Highway and
  Transportation Authority, Revenue:

      Highway 5.50%, 7/1/2013 (Insured; MBIA)                                                 2,500,000                2,914,650

      Transportation 5.25%, 7/1/2012 (Insured; MBIA)                                          2,440,000                2,706,350

Puerto Rico Commonwealth Public Improvement
   5.50%, 7/1/2013 (Insured; FSA)                                                             2,000,000                2,331,720

Virgin Islands Public Finance Authority, Revenue
   5.625%, 10/1/2010                                                                          2,000,000                2,162,140

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $226,992,707)                                                                                               243,818,639
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.5%
------------------------------------------------------------------------------------------------------------------------------------

Broward County Health Facilities Authority, Revenue, VRDN

   (John Knox Village) 1.90% (LOC; LaSalle Bank)                                              7,500,000  (c)           7,500,000

Jacksonville Electric Authority, Electric Systems Revenue

   VRDN 1.45% (LOC; Dexia Credit)                                                             1,500,000  (c)           1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $9,000,000)                                                                                                   9,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $235,992,707)                                                             99.2%              252,818,639

CASH AND RECEIVABLES (NET)                                                                          .8%                1,991,588

NET ASSETS                                                                                       100.0%              254,810,227


                                                                      The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC           American Municipal Bond
                Assurance Corporation

COP             Certificate of Participation

FGIC            Financial Guaranty Insurance Company

FNMA            Federal National Mortgage Association

FSA             Financial Security Assurance

GNMA            Government National
                Mortgage Association

HR              Hospital Revenue

IDR             Industrial Development Revenue

LOC             Letter of Credit

MBIA            Municipal Bond Investors Assurance
                Insurance Corporation

MFHR            Multi-Family Housing Revenue

VRDN            Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              78.1

AA                               Aa                              AA                                               15.8

BBB                              Baa                             BBB                                               1.2

F1+,F-1                          MIG1, VMG1 & P1                 SP1, A1                                           3.5

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      1.4

                                                                                                                 100.0

(A)   BONDS  WHICH  ARE  PREREFUNDED  ARE  COLLATERALIZED  BY  U.S.   GOVERNMENT
      SECURITIES  WHICH ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
      INTEREST  ON THE  MUNICIPAL  ISSUE AND TO RETIRE  THE BONDS IN FULL AT THE
      EARLIEST REFUNDING DATE.

(B)   PURCHASED ON A DELAYED DELIVERY BASIS.

(C)   SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
      CHANGE.

(D)   SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
      HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF COMPARABLE  QUALITY TO THOSE
      RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           235,992,707   252,818,639

Cash                                                                    431,008

Interest receivable                                                   3,452,064

Receivable for shares of Beneficial Interest subscribed                  46,500

Prepaid expenses                                                          5,983

                                                                    256,754,194
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           140,814

Payable for investment securities purchased                           1,704,963

Payable for shares of Beneficial Interest redeemed                       14,923

Accrued expenses and other liabilities                                   83,267

                                                                      1,943,967
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      254,810,227
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     237,889,865

Accumulated net realized gain (loss) on investments                      94,430

Accumulated gross unrealized appreciation on investments             16,825,932
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      254,810,227
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial            18,682,946
  Interest authorized)

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.64

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,126,674

EXPENSES:

Management fee--Note 3(a)                                            1,528,994

Shareholder servicing costs--Note 3(b)                                 301,255

Trustees' fees and expenses--Note 3(c)                                  51,538

Professional fees                                                       49,641

Prospectus and shareholders' reports                                    30,842

Custodian fees                                                          29,704

Registration fees                                                       13,383

Loan commitment fees--Note 2                                             3,707

Miscellaneous                                                           19,315

TOTAL EXPENSES                                                       2,028,379

INVESTMENT INCOME--NET                                              10,098,295
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,045,356

Net unrealized appreciation (depreciation) on investments            9,139,066

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,184,422

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,282,717

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,098,295          11,126,499

Net realized gain (loss) on investments         2,045,356           1,653,065

Net unrealized appreciation
   (depreciation) on investments                9,139,066          (1,615,429)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   21,282,717          11,164,135
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (10,094,653)         (11,190,042)

Net realized gain on investments              (1,957,220)          (1,051,912)

TOTAL DIVIDENDS                              (12,051,873)         (12,241,954)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  23,598,891          25,306,749

Dividends reinvested                            8,274,938           8,309,325

Cost of shares redeemed                       (41,408,231)        (38,598,883)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (9,534,402)         (4,982,809)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (303,558)         (6,060,628)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           255,113,785          261,174,413

END OF PERIOD                                 254,810,227          255,113,785
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,755,857            1,904,403

Shares issued for dividends reinvested            615,666              624,654

Shares redeemed                                (3,090,482)          (2,899,598)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (718,959)            (370,541)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 2002           2001(a)       2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.15          13.21         12.85          13.59         13.64

Investment Operations:

Investment income--net                                            .53(b)         .58(b)        .59            .59           .60

Net realized and unrealized

   gain (loss) on investments                                     .60           (.01)          .36           (.74)          .06

Total from Investment Operations                                 1.13            .57           .95           (.15)          .66

Distributions:

Dividends from investment income--net                            (.53)          (.58)         (.59)          (.59)         (.60)

Dividends from net realized
   gain on investments                                           (.11)          (.05)           --            .00(c)       (.11)

Total Distributions                                              (.64)          (.63)         (.59)          (.59)         (.71)

Net asset value, end of period                                  13.64          13.15         13.21          12.85         13.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.75           4.37          7.58          (1.16)         4.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80            .78           .81            .81           .81

Ratio of net investment income

   to average net assets                                         3.96           4.33          4.59           4.42          4.41

Portfolio Turnover Rate                                         33.26          22.97         11.45          10.61         32.49
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         254,810        255,114       261,174        287,162       329,089

(A)   AS  REQUIRED,  EFFECTIVE  JANUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
      PROVISIONS  OF  THE  AICPA  AUDIT  AND  ACCOUNTING  GUIDE  FOR  INVESTMENT
      COMPANIES AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS
      FOR DEBT  SECURITIES ON A DAILY BASIS.  THERE WAS NO EFFECT OF THIS CHANGE
      FOR THE PERIOD ENDED DECEMBER 31, 2001 AND THE RATIOS WERE NOT AFFECTED BY
      THIS CHANGE. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR
      TO  JANUARY  1, 2001 HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
      PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on invest-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $12,905 during the period ended December 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $94,430 and unrealized appreciation $16,825,932.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: tax exempt income $10,094,653 and $11,190,042, ordinary income $1,954 and $1,893 and long term capital gains $1,955,266 and $1,050,019.


During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund increased net realized gain (loss) on investments by $637 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the fund' s Shareholder Service Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2002, the fund was charged of $188,021 pursuant to the Shareholder Services Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the


                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund. During the period ended December 31, 2002, the fund was charged $89,615 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended December 31, 2002, redemption fees charged and retained by the fund amounted to $1,852.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $81,629,110 and $93,022,923, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $235,992,707; accordingly, accumulated gross unrealized appreciation on investments was $16,825,932.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Florida Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Intermediate Municipal Bond Fund, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Intermediate Municipal Bond Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

February 3, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended December 31, 2002:

  -- all the dividends paid from investment income-net during the fiscal year ended December 31, 2002, as "exempt-interest dividends" (not subject to regular federal income tax and, for residents of Florida, not subject to taxation by Florida), and

  -- The fund hereby designates $.0002 per share as a long-term capital gain distribution paid on July 11, 2002 and also designates $.1051 per share as a long-term capital gain distribution paid on December 6, 2002.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

GORDON J. DAVIS (61)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner of LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

LYNN MARTIN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* J.L. Kellogg Graduate School of Management, Northwestern University, Professo

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* TRW, Inc., an aerospace and automotive equipment company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DANIEL ROSE (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc., President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

PHILIP L. TOIA (69)

BOARD MEMBER (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired prior to January 4, 1997,Vice Chairman, Administration and Operations of The Dreyfus Corporation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ANNE WEXLER (72)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board Member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 57 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                  For More Information

                        Dreyfus Florida Intermediate Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  740AR1202